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                                                                Exhibit 10.17(b)

                           KANBAY INTERNATIONAL, INC.
                                6400 SHAFER COURT
                                    SUITE 100
                               ROSEMONT, IL 60018

                                                                    June 9, 2004

Silicon Valley Bank
Silicon Valley Bancshares
9701 West Higgins Road
Suite 150
Rosemont, IL 60018
Attn: David R. Dailey

Re: Consent and Waiver in Connection with IPO

Dear Dave:

       Reference is hereby made to that certain Loan and Security Agreement dated as of April 19, 2000 by and among Silicon Valley Bank ("Bank") and Kanbay International, Inc. (the "COMPANY"), Kanbay Incorporated, Kanbay Europe Ltd., Kanbay Australia Pty. Ltd., Kanbay Pty. Ltd., and Kanbay HK Ltd. ("BORROWERS"), corrected and conformed by a certain Correction Agreement dated as of May 1, 2000, as amended by a certain Loan Modification Agreement dated as of March 30, 2001, as further amended by a certain Loan Modification Agreement dated as of April 20, 2002, as further amended by a certain Third Loan Modification Agreement dated as of September 9, 2003 and as further amended by a certain Fourth Loan Modification Agreement dated as of April 29, 2004 (as amended, collectively, the "LOAN AGREEMENT"). Reference is further made to that certain Amended and Restated Warrant to Purchase Preferred Shares (the "WARRANT") dated as of April 19, 2000 issued to the Bank and assigned to Silicon Valley Bancshares ("BANCSHARES").

       The Company presently is preparing for an underwritten initial public offering of its capital stock (the "IPO"), registered on a Form S-1 Registration Statement (File No. 333-113495) pursuant to the Securities Act of 1933, as amended. In preparation for the IPO, certain stockholders of the Company are voluntarily converting all of the outstanding Preferred Stock of the Company into shares of the Class A Common Stock, par value $.001 per share, of the Company (the "CLASS A COMMON") and the Company proposes to reclassify (the "RECAPITALIZATION") all of its then outstanding shares of Class A Common to a newly-reclassified and redesignated class of common stock, par value $.001 per share (the "COMMON STOCK"), and to provide that all of its outstanding warrants become exercisable for Common Stock. The Company proposes to effect the Recapitalization by filing Amendment No. 2 to its Amended and Restated Certificate of Incorporation in the form attached as EXHIBIT A hereto (the "RECAPITALIZATION AMENDMENT") with the Secretary of State of Delaware. The Company proposes further to subsequently file a Second Amended and Restated Certificate of Incorporation, in the form attached as EXHIBIT B hereto (the "AMENDED AND RESTATED


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Silicon Valley Bank
June 9, 2004
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CERTIFICATE"), which amends and restates the Company's current Certificate of
Incorporation (as amended by the Recapitalization Amendment) in preparation for the IPO. The Company also proposes to subsequently amend and then amend and restate its current By-Laws, as provided in EXHIBIT C hereto (collectively, the "BY-LAWS AMENDMENTS"), in preparation for the IPO.

       In connection with the IPO and following the filing of the Amended and Restated Certificate, the Board of Directors of the Company is likely to effect a stock split of each share of the Common Stock, in the form of a declaration of a stock dividend (the "STOCK SPLIT"), with a split ratio to be determined by the Board of Directors (or a committee thereof) in connection with the pricing of the Common Stock in the IPO.

       In addition to, but independent from, the IPO, the Company increased the number of members of its Board of Directors from 7 to 8, effective December 22, 2003. In order to provide for such increase, the Company filed Amendment No. 1 (the "BOARD AMENDMENT") to its Amended and Restated Certificate of Incorporation.

       Section 7.10 of the Loan Agreement provides that the Borrowers may not, without the written consent of the Bank, amend, modify or waive any term or provision of its organizational documents, including without limitation its certificate of incorporation or by-laws. The Bank hereby consents to the Recapitalization Amendment, the Amended and Restated Certificate, and the By-Laws Amendments. The Bank further waives any default that may have been triggered pursuant to Section 7.10 by the Board Amendment.

       Additionally, in connection with the IPO and effective only upon the consummation of the IPO, the Bank and the Borrowers hereby agree that Section
7.2 of the Loan Agreement is amended by deleting the percentage "25%" appearing therein and inserting in its place "50%".

       Finally, Bancshares hereby waives notice from the Company as required by
Section 3.2 of the Warrant with respect to the transactions described in this letter, and agrees that this Letter shall serve as notice of the Recapitalization, the Stock Split and the IPO. Upon the effectiveness of the Recapitalization, but without giving effect to the Stock Split (if any), the Warrant shall be exercisable for 25,000 shares of Common Stock at an exercise price per share of $6.25. Bancshares further agrees that it shall, promptly following the Company's written notice of the closing date of the IPO, surrender the Warrant to the Company. Promptly following such surrender, the Company shall issue to Bancshares a substitute warrant, in such form as is mutually reasonably agreed to by Bancshares and the Company, reflecting the Recapitalization and the Stock Split (if any), and such substitute warrant shall satisfy the requirements of Section 2.7 of the Warrant with respect to the Recapitalization and Stock Split (if any).

       Please indicate your consent and waiver as provided herein by signing the enclosed duplicate copy of this letter where indicated below and returning it to our attorneys at Gordon & Glickson LLC, 444 N. Michigan Avenue, Suite 3600, Chicago, Illinois 60611, fax 312-321-9324, to the attention of Benjamin Kern.


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Silicon Valley Bank
June 9, 2004
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       If you have any questions, please do not hesitate to contact me.

       The undersigned parties have duly executed this letter and acknowledge and agree that any facsimile signature of the undersigned hereon shall be deemed an original for all purposes.

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
KANBAY INTERNATIONAL, INC.                           KANBAY AUSTRALIA PTY. LTD.

By:    /s/ William F. Weissman                       By:    /s/ William F. Weissman
       ----------------------------------------             ----------------------------------------
Name:  William F. Weissman                           Name:  William F. Weissman
       ----------------------------------------             ----------------------------------------
Title: VP & CFO                                      Title: Director
       ----------------------------------------             ----------------------------------------

KANBAY INCORPORATED                                  KANBAY PTY. LTD.

By:    /s/ William F. Weissman                       By:    /s/ William F. Weissman
       ----------------------------------------             ----------------------------------------
Name:  William F. Weissman                           Name:  William F. Weissman
       ----------------------------------------             ----------------------------------------
Title: Director                                      Title: Director
       ----------------------------------------             ----------------------------------------

KANBAY EUROPE LTD.                                   KANBAY HK LTD.

By:    /s/ William F. Weissman                       By:    /s/ William F. Weissman
       ----------------------------------------             ----------------------------------------
Name:  William F. Weissman                           Name:  William F. Weissman
       ----------------------------------------             ----------------------------------------
Title: Director                                      Title: Director
       ----------------------------------------             ----------------------------------------

       Agreed and Accepted:

       SILICON VALLEY BANK

       By:   Authorized Party
             ----------------------------------
       Its:  Authorized Party
             ----------------------------------
       Date: June 9, 2004
             ----------------------------------

       SILICON VALLEY BANCSHARES

       By:   /s/ Paulette M. Mohas
             ----------------------------------
       Its:  Treasurer
             ----------------------------------
       Date: June 9, 2004
             ----------------------------------
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